SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2001

E*TRADE Group, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Bohannon Drive, Menlo Park, CA 94025

(Address of principal executive offices) ( Zip Code)

(650) 331-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

          This Form 8-K/A amends the Company’s Current Report on Form 8-K filed on October 15, 2001 to provide the financial statements and exhibits described below.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

          The required financial statements of Dempsey & Company, LLC are filed as Exhibit 99.1 hereto and hereby incorporated by reference.

          (b)  Pro Forma Financial Information.

          The unaudited pro forma condensed combined financial statements giving pro forma effect to our acquisition of Dempsey & Company, LLC and all other acquisitions made by us and Dempsey & Company, LLC subsequent to September 30, 2000 and December 31, 2000, respectively, are filed as Exhibit 99.2 hereto and hereby incorporated by reference.

          (c)  Exhibits.

          The following documents are filed as exhibits to this Report:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Financial Statements of Dempsey & Company, LLC

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

E*	TRADE Group, Inc.
(Re	gistrant)

Da	te: December 17, 2001

/s/ LEONARD C. PURKIS
By:
Leonard C. Purkis
Chief Financial and Administration Officer
(Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Financial Statements of Dempsey & Company, LLC

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

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